10.24 Irrevocable Limited Proxy issued by The Sophie Rouhandeh Trust to Buddy Young and L. Stephen Albright


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                            IRREVOCABLE LIMITED PROXY
                           BECOR COMMUNICATIONS, INC.

      The undersigned, as record owner of the shares of BECOR COMMUNICATIONS, INC., a Delaware corporation, (hereinafter the "Company") described below, hereby appoints MR. BUDDY YOUNG, an individual, or, in Mr. Young's absence or inability to vote the shares, MR. L. STEPHEN ALBRIGHT, an individual, as the proxy of and for the undersigned to attend any meeting of the shareholders of this Company, and to represent, vote, execute, consent, waive and otherwise act for the undersigned in the same manner and with the same effect as if the undersigned were personally present at said meeting and to otherwise vote the undersigned's shares via written consent, subject to the following limitations:


      1. This proxy will not become valid and enforceable and entitle Mr. Young or Mr. Albright to vote the shares unless and until the Company defaults under its Promissory Note to Mr. Young (the "Note").

      2. This proxy shall be voted to satisfy the provisions of Section 7 of the Note, including its subsections, namely to: (i) change the Board of Directors of the Company to those persons nominated and elected by Mr. Young; (ii) to spin-off Enhance Lifesciences, Inc., a Delaware corporation ("ELSI") from the Company; and, (iii) to effect a reverse stock split of the Company's stock or such other reclassification or reorganization of the capital stock of the Company on the terms and at the ratios as Mr. Young may determine are reasonable and necessary, provided such takes place after the spin-off of ELSI, all on the terms set forth in the Note, provided that Mr. Young and the Company shall be required to commence the spin-off of ELSI immediately upon Mr. Young's appointment of a new Board of Directors and make every effort to conclude the spin-off as quickly as may thereafter be reasonably practical, noting that time is of the essence; and that neither Mr. Young nor the new Board shall take any other material action in respect of the Company, its assets or its business other than completion of the spin-off until the spin-off is completed, except for such other actions as are necessary in the reasonable opinion of Mr. Young to preserve the Company and its business.

      3. This proxy will automatically expire at the earlier of: (i) the close of the Private Placement as that term is defined in February 6, 2003, Acquisition Agreement between the Company and ELSI; or, (ii) September 30, 2003.

      This proxy is irrevocable and may not be revoked in whole or in part at any time prior to the expiration date recited in item 3 above.

Number of Class of Shares Owned:          152,418, common stock
                                          The Sophie C Rouhandeh Trust

DATED: March  __, 2003                    --------------------------------------
                                          (signature of authorized signatory)


                                          --------------------------------------
                                          (type or print name and title of
                                          authorized signatory)